Exhibit 99.1
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                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Annual Report of Community Financial Shares, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald H. Fischer, Chief Executive Officer & Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
   Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


   /s/ Donald H. Fischer, CEO
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   Donald H. Fischer
   Chief Executive Officer
   March 31, 2003